Exhibit 99.1
WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022
Explanatory Note
Wheels Up Experience Inc. (the “Company” or “Wheels Up”) is furnishing this Exhibit 99.1 to the Company’s Current Report on Form 8-K/A (the “Current Report”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2023 to reflect the updated unaudited condensed consolidated financial statements and reconciliations of Net loss to Adjusted EBITDA (as defined herein) based on the adjustments as of and for the three and nine months ended September 30, 2022 described in the Current Report. These updated unaudited condensed consolidated financial statements and reconciliations of Net loss to Adjusted EBITDA replace the corresponding unaudited financial statements presented in the Company’s press release announcing its unaudited financial results as of and for the three and nine months ended September 30, 2022 that was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 9, 2022.
Updated Financial Statements and Reconciliations
Financial Highlights

	Three Months Ended September 30,
(In thousands, except percentages)	2022	2021	% Change
Net loss	$(148,838)	$(76,608)	94%

	Nine Months Ended September 30,
(In thousands, except percentages)	2022	2021	% Change
Net loss	$(330,637)	$(197,230)	68%

WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022
WHEELS UP EXPERIENCE INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share data)

	September 30, 2022 (Unaudited)	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$285,498	$784,574
Accounts receivable, net	127,354	79,403
Other receivables	8,920	8,061
Parts and supplies inventories, net	18,127	9,410
Aircraft inventory	33,231	—
Aircraft held for sale	20,113	18,101
Prepaid expenses	38,561	21,789
Other current assets	19,790	11,736
Total current assets	551,594	933,074
Property and equipment, net	387,802	317,836
Operating lease right-of-use assets	111,250	108,582
Goodwill	459,847	437,398
Intangible assets, net	146,881	146,959
Restricted cash	26,416	2,148
Other non-current assets	63,948	35,067
Total assets	$1,747,738	$1,981,064
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$48,962	$43,672
Accrued expenses	128,557	107,153
Deferred revenue, current	966,367	933,527
Operating lease liabilities, current	30,051	31,617
Intangible liabilities, current	2,000	2,000
Other current liabilities	18,126	17,068
Total current liabilities	1,194,063	1,135,037
Deferred revenue, non-current	1,885	1,957
Operating lease liabilities, non-current	87,027	83,461
Warrant liability	2,003	10,268
Intangible liabilities, non-current	12,583	14,083
Other non-current liabilities	2,742	30
Total liabilities	1,300,303	1,244,836
Equity:
Class A common stock, $0.0001 par value; 2,500,000,000 authorized; 248,131,546 shares issued and 245,744,961 shares outstanding as of September 30, 2022; and 245,834,569 shares issued and outstanding as of December 31, 2021	25	25
Additional paid-in capital	1,522,368	1,450,839
Accumulated deficit	(1,050,964)	(720,713)
Accumulated other comprehensive loss	(16,647)	—
Treasury stock, at cost, 2,386,585 and 0 shares, respectively	(7,347)	—
Total Wheels Up Experience Inc. stockholders’ equity	447,435	730,151
Non-controlling interests	—	6,077
Total equity	447,435	736,228
Total liabilities and equity	$1,747,738	$1,981,064

WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022
WHEELS UP EXPERIENCE INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue	$420,356	$301,978	$1,171,503	$849,215

Costs and expenses:
Cost of revenue	403,042	283,495	1,144,698	773,191
Technology and development	16,639	8,769	42,436	23,818
Sales and marketing	30,830	22,157	87,761	55,846
General and administrative	44,323	42,490	130,200	76,444
Depreciation and amortization	16,500	13,639	46,862	40,952
Gain on sale of aircraft held for sale	(1,316)	—	(3,950)	—
Impairment of goodwill	62,000	—	62,000	—
Total costs and expenses	572,018	370,550	1,510,007	970,251

Loss from operations	(151,662)	(68,572)	(338,504)	(121,036)

Other income (expense):
Change in fair value of warrant liability	2,504	12,271	8,265	12,271
Loss on extinguishment of debt	—	(2,379)	—	(2,379)
Interest income	1,130	7	1,612	25
Interest expense	—	(782)	—	(9,503)
Other expense, net	(625)	—	(1,505)	—
Total other income (expense)	3,009	9,117	8,372	414

Loss before income taxes	(148,653)	(59,455)	(330,132)	(120,622)

Income tax expense	(185)	—	(505)	—

Net loss	(148,838)	(59,455)	(330,637)	(120,622)
Less: Net loss attributable to non-controlling interests	—	(970)	(387)	(6,572)
Net loss attributable to Wheels Up Experience Inc.	$(148,838)	$(58,485)	$(330,250)	$(114,050)

Net loss per share of Class A common stock:
Basic	$(0.61)	$(0.25)	$(1.35)	$(0.60)
Diluted	$(0.61)	$(0.25)	$(1.35)	$(0.60)

Weighted-average shares of Class A common stock outstanding:
Basic	244,350,959	235,341,054	244,347,871	191,057,091
Diluted	244,350,959	235,341,054	244,347,871	191,057,091

WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022
WHEELS UP EXPERIENCE INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Nine Months Ended September 30,
	2022	2021
OPERATING ACTIVITIES:
Net loss	$(330,637)	$(120,622)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	46,862	40,952
Amortization of deferred financing costs and debt discount	—	618
Equity-based compensation	65,839	30,668
Change in fair value of warrant liability	(8,265)	(12,271)
Provision for (recovery of) expected credit losses	(489)	1,163
Gain on sale of aircraft held for sale	(3,950)	—
Loss on extinguishment of debt	—	2,379
Impairment of goodwill	62,000	—
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	(31,474)	(9,074)
Other receivables	(859)	(1,906)
Parts and supplies inventories	(8,544)	(2,749)
Aircraft inventory	(33,231)	—
Prepaid expenses	(8,065)	(11,673)
Other current assets	(2,477)	—
Other non-current assets	(27,534)	(256)
Operating lease liabilities, net	(624)	(1,414)
Accounts payable	(2,885)	11,807
Accrued expenses	(1,131)	(9,742)
Other current liabilities	812	(1,037)
Other non-current liabilities	(1,036)	131
Deferred revenue	(2,653)	(69,390)
Net cash used in operating activities	(288,341)	(152,416)
INVESTING ACTIVITIES:
Purchases of property and equipment	(80,039)	(6,683)
Purchases of aircraft held for sale	(39,894)	—
Proceeds from sale of aircraft held for sale, net	41,833	—
Acquisitions of businesses, net of cash acquired	(75,093)	7,844
Capitalized software development costs	(18,532)	(9,589)
Net cash used in investing activities	(171,725)	(8,428)
FINANCING ACTIVITIES:
Proceeds from stock option exercises	—	1,332
Proceeds from Business Combination and PIPE Investment	—	656,304
Purchase of Shares for Treasury	(7,347)	—
Transaction costs in connection with the Business Combination and PIPE Investment	—	(70,406)
Repayments of long-term debt	—	(213,934)
Repayment of loans to employees	—	102
Net cash provided by (used in) financing activities	(7,347)	373,398
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(7,395)	—
NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(474,808)	212,554
CASH, CASH EQUIVALENTS AND RESTRICTED CASH BEGINNING OF PERIOD	786,722	324,876
CASH, CASH EQUIVALENTS AND RESTRICTED CASH END OF PERIOD	$311,914	$537,430
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Non-cash consideration issued for business acquisition of Mountain Aviation, LLC	$—	$30,172
Assumption of warrant liability in Business Combination	$—	$28,219

WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022
Non-GAAP Financial Measures
The Company reports certain key financial measures that are not required by, or presented in accordance with, generally accepted accounting principles in the United States of America (“GAAP”). These non-GAAP financial measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any performance measures derived in accordance with GAAP. The Company believes that these non-GAAP financial measures of financial results provide useful supplemental information to investors, about Wheels Up. However, there are a number of limitations related to the use of these non-GAAP financial measures and their nearest GAAP equivalents, including that they exclude significant expenses that are required by GAAP to be recorded in Wheels Up’s financial measures. In addition, other companies may calculate non-GAAP financial measures differently, or may use other measures to calculate their financial performance, and therefore, Wheels Up’s non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies.
Definition of Non-GAAP Financial Measure
The Company calculates Adjusted EBITDA as net income (loss) adjusted for (i) interest income (expense), (ii) income tax expense, (iii) depreciation and amortization, (iv) equity-based compensation expense, (v) acquisition and integration related expenses, (vi) public company readiness related expenses, (vii) restructuring charges, (viii) change in fair value of warrant liability, (ix) losses on the extinguishment of debt and (x) other items not indicative of the Company’s ongoing operating performance.
The Company includes Adjusted EBITDA because it is a supplemental measure used by the Company’s management team for assessing operating performance. Adjusted EBITDA is used in conjunction with bonus program target achievement determinations, strategic internal planning, annual budgeting, allocating resources and making operating decisions. In addition, Adjusted EBITDA provides useful information for historical period-to-period comparisons of the Company’s business, as it removes the effect of certain non-cash expenses and variable amounts.
For more information on Adjusted EBITDA and other non-GAAP financial measures used by Wheels Up, see the section titled “Non-GAAP Financial Measures” included in Part II, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Wheels Up’s Quarterly Report on Form 10-Q, which was filed with the SEC on November 9, 2022.

WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022
Reconciliations of Non-GAAP Financial Measures
Adjusted EBITDA
The following table reconciles Adjusted EBITDA to net loss, which is the most directly comparable GAAP measure (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net loss	$(148,838)	$(59,455)	$(330,637)	$(120,622)
Add back (deduct)
Interest expense	—	782	—	9,503
Interest income	(1,130)	(7)	(1,612)	(25)
Income tax expense	185	—	505	—
Other expense, net	625	—	1,505	—
Depreciation and amortization	16,500	13,639	46,862	40,952
Equity-based compensation expense	22,504	27,906	65,839	30,668
Public company readiness expense(1)	—	2,455	—	3,298
Acquisition and integration expense(2)	4,747	644	16,092	5,017
Restructuring charges(3)	682	—	6,165	—
Change in fair value of warrant liability	(2,504)	(12,271)	(8,265)	(12,271)
Loss on extinguishment of debt	—	2,379	—	2,379
Corporate headquarters relocation expense	—	—	—	31
Impairment of goodwill(4)	62,000	—	62,000	—
Adjusted EBITDA	$(45,229)	$(23,928)	$(141,546)	$(41,070)
__________________
(1)Includes costs primarily associated with compliance, updated systems and consulting in advance of transitioning to a public company.
(2)Consists mainly of system conversions, merging of operating certificates, re-branding costs and fees paid to external advisors in connection with strategic transactions.
(3)During 2022, we recorded restructuring charges for employee separation programs following strategic business decisions.
(4)Represents non-cash impairment charges related to goodwill realized in the third quarter.

WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022

The following tables reconcile Adjusted EBITDA to net loss, including the impact of reconciled items on individual income statement expense classifications (in thousands):

	Three Months Ended September 30, 2022
	GAAP as reported	Equity-based compensation expense	Acquisition and integration expense	Restructuring	Non-GAAP
Revenue	$420,356	$—	$—	$—	$420,356

Costs and expenses:
Cost of revenue	403,042	(3,581)	(650)	—	398,811
Technology and development	16,639	(751)	—	—	15,888
Sales and marketing	30,830	(2,756)	—	—	28,074
General and administrative	44,323	(15,416)	(4,097)	(682)	24,128
Depreciation and amortization	16,500	—	—	—	16,500
Gain on sale of aircraft held for sale	(1,316)	—	—	—	(1,316)
Impairment of goodwill	62,000	—	—	—	62,000

Total costs and expenses:	572,018	(22,504)	(4,747)	(682)	544,085

Loss from operations	(151,662)	22,504	4,747	682	(123,729)

Other income (expense)
Change in fair value of warrant liability	2,504				2,504
Interest income	1,130				1,130
Other expense, net	(625)				(625)
Total other income	3,009				3,009

Income tax expense	(185)				(185)

Net loss	$(148,838)				(120,905)

Add back (deduct)
Depreciation and amortization					16,500
Impairment of goodwill					62,000
Change in fair value of warrant liability					(2,504)
Interest income					(1,130)
Income tax expense					185
Other expense, net					625
Adjusted EBITDA					$(45,229)

WHEELS UP EXPERIENCE INC.
UPDATED UNAUDITED FINANCIAL STATEMENTS AND NON-GAAP RECONCILIATIONS

AS OF AND FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022

	Nine Months Ended September 30, 2022
	GAAP as reported	Equity-based compensation expense	Acquisition and integration expense	Restructuring	Non-GAAP
Revenue	$1,171,503	$—	$—	$—	$420,356

Costs and expenses:
Cost of revenue	1,144,698	(11,320)	(650)	—	1,132,728
Technology and development	42,436	(2,047)	—	—	40,389
Sales and marketing	87,761	(8,314)	—	—	79,447
General and administrative	130,200	(44,158)	(15,442)	(6,165)	64,435
Depreciation and amortization	46,862	—	—	—	46,862
Gain on sale of aircraft held for sale	(3,950)	—	—	—	(3,950)
Impairment of goodwill	62,000	—	—	—	62,000

Total costs and expenses:	1,510,007	(65,839)	(16,092)	(6,165)	1,421,911

Loss from operations	(338,504)	65,839	16,092	6,165	(1,001,555)

Other income (expense)
Change in fair value of warrant liability	8,265				8,265
Interest income	1,612				1,612
Other expense, net	(1,505)				(1,505)
Total other income	8,372				8,372

Income tax expense	(505)				(505)

Net loss	$(330,637)				(242,541)

Add back (deduct)
Depreciation and amortization					46,862
Impairment of goodwill					62,000
Change in fair value of warrant liability					(8,265)
Interest income					(1,612)
Income tax expense					505
Other expense, net					1,505
Adjusted EBITDA					$(141,546)

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